UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2018 (January 26, 2018)
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CUMULUS MEDIA INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-24525	36-4159663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2200, Atlanta GA		30305
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (404) 949-0700

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Cumulus Media Inc. (the "Company") is party to that certain Employment Agreement, dated as of December 13, 2015, with Suzanne Grimes, the Company's Executive Vice President of Corporate Marketing and President of Westwood division (as heretofore amended, the "Agreement"). On January 26, 2018 and effective as of February 1, 2018, the Company and Ms. Grimes entered into the Second Amendment to Employment Agreement (the "Amendment"). Pursuant to the Amendment, the initial term of the Agreement has been extended through July 31, 2020, and Ms. Grimes' salary will increase to $650,000 per year on July 3, 2018. The Amendment also establishes her target bonus at $500,000 for calendar year 2018, in recognition of the salary increase and otherwise consistent with the terms of the Agreement. In addition, the Amendment provides that, in the event the Company achieves the performance goals established for the Company as a whole under the EIP and also achieves certain financial and strategic goals related to its corporate marketing initiatives as are mutually agreed upon by Ms. Grimes and the Company's Chief Executive Officer, Ms. Grimes will be eligible to receive an additional annual bonus in a target amount of 20% of her base salary, with such target bonus being $65,000 for calendar year 2018. Finally, Ms. Grimes is eligible to receive an annual award of stock options or restricted shares commensurate with her role, subject to the approval and grant by the Company's Chief Executive Officer and Compensation Committee.

Except as amended pursuant to the Amendment, the Agreement remains in full force and effect. The foregoing description of the Amendment is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

10.1	Second Amendment to Employment Agreement, dated as of January 26, 2018, by and between Suzanne M. Grimes and Cumulus Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

By:	/s/ Richard S. Denning
Name: Richard S. Denning
Title: Senior Vice President, Secretary and General Counsel
Date: February 1, 2018

Exhibit Index

Number	Exhibit

10.1	Second Amendment to Employment Agreement, dated as of January 26, 2018, by and between Suzanne M. Grimes and Cumulus Media Inc.